UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2003

AmeriVest Properties Inc.

(Exact name of small business issuer as specified in its charter)

Maryland	1-14462	84-1240264
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1780 South Bellaire Street Suite 100, Denver, Colorado 80222
(Address of principal executive offices)

(303) 297-1800
(Registrant’s telephone number)

Item 2. Acquisition or Disposition of Assets

Purchase of Metropolitan Phoenix Office Building.  On September 10, 2003, AmeriVest Properties Inc. (the “Company”) acquired the Financial Plaza office building (the “Property”).  The Property is located in Mesa, Arizona and contains 310,837 rentable square feet on 6.0673 acres of land.  The purchase price for the Property was $39,000,000, which was paid with $24,750,000 from the assumption of the existing loan from Allstate Life Insurance Company (the “Allstate Loan”) and the balance in cash.

The Property was purchased from Biltmore Financial Plaza I, LLC (the “Seller”), an unrelated party.  The purchase price of the Property was determined through negotiations between the Seller and the Company.

The Allstate Loan bears fixed interest at 5.25%, due in monthly installments of principal and interest of $148,314, with the outstanding principal balance and accrued interest due on October 5, 2010.  This loan may be prepaid after March 5, 2007 subject to a prepayment penalty as defined in the mortgage note, a copy of which is attached hereto as Exhibit 10.2.

For a more complete description of this transaction, please see the Agreement of Purchase and Sale between the Company and the Seller dated June 9, 2003 (the “Purchase Agreement”), a copy of which is attached hereto as Exhibit 2.1, and a press release dated September 11, 2003, a copy of which is attached hereto as Exhibit 99.1.

The schedules and exhibits to the Purchase Agreement, a listing of which are included therein, have not been filed herewith.  The schedules and exhibits will be furnished supplementally to the Securities and Exchange Commission upon request.

Item 7. Financial Statements And Exhibits.

(a) Financial Statements of Real Estate Properties Acquired:

Independent Auditors’ Report

Statements of Revenue and Certain Expenses for the six months ended June 30, 2003 (unaudited) and for the year ended December 31, 2002

Notes to Statements of Revenue and Certain Expenses

(b) Unaudited Pro Forma Financial Information:

Pro Forma Financial Information (unaudited)

Pro Forma Consolidated Balance Sheet as of June 30, 2003 (unaudited)

Pro Forma Consolidated Statements of Operations (unaudited):

For the six months ended June 30, 2003
For the year ended December 31, 2002

Notes to Pro Forma Consolidated Financial Statements (unaudited)

Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations for the year ended December 31, 2002 (unaudited)

Note to Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited)

2

(c) Exhibits

Exhibit Number	Exhibit Title
2.1	Agreement of Purchase and Sale between AmeriVest Properties Inc. and Biltmore Financial Plaza I, LLC dated June 9, 2003

10.1	Deed of Trust between AmeriVest Mesa Inc. and Allstate Life Insurance Company dated September 8, 2003

10.2	Mortgage Note by AmeriVest Mesa Inc. to Allstate Life Insurance Company dated September 8, 2003

99.1	Press Release dated September 11, 2003*

* Previously filed as an exhibit to AmeriVest’s Form 8-K filed with the Securities and Exchange Commission on September 16, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERIVEST PROPERTIES INC.

November 7, 2003
	By:	/s/ D. Scott Ikenberry
D. Scott Ikenberry
Chief Financial Officer

3

INDEPENDENT AUDITORS’ REPORT

The Board of Directors of

AmeriVest Properties Inc.:

We have audited the accompanying special purpose statement of revenue and certain expenses of the Financial Plaza office building in Mesa, Arizona (the “Property”) for the year ended December 31, 2002.  This financial statement is the responsibility of the Property’s management.  Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying special purpose statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Form 8-K of AmeriVest Properties Inc., as described in Note 1.  The presentation is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the special purpose financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Financial Plaza office building for the year ended December 31, 2002, on the basis of accounting described in Note 1.

/s/ Mayer Hoffman McCann P.C.

Phoenix, Arizona
October 22, 2003

FINANCIAL PLAZA OFFICE BUILDING

STATEMENTS OF REVENUE AND CERTAIN EXPENSES

	For the Six Months Ended June 30, 2003	For the Year Ended December 31, 2002
	(unaudited)
REVENUE:
Rental revenue	$2,729,973	$5,462,905
Other revenue	208,842	378,410

Total revenue	2,938,815	5,841,315

CERTAIN EXPENSES:
Operating expenses	345,057	699,489
Repairs and maintenance	294,189	556,463
Utilities	273,235	517,410
Real estate taxes	389,091	770,201
Management fees	91,862	152,835

Total expenses	1,393,434	2,696,398

EXCESS OF REVENUE OVER CERTAIN EXPENSES	$1,545,381	$3,144,917

The accompanying notes are an integral part of these financial statements.

FINANCIAL PLAZA OFFICE BUILDING

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

DECEMBER 31, 2002

NOTE 1 – BASIS OF PRESENTATION

The accompanying statements of revenue and certain expenses reflect the operations of the Financial Plaza office building (“Financial Plaza” or the “Property”).  The Property is located in Mesa, Arizona and contains 310,837 rentable square feet on 6.0673 acres of land.  As of June 30, 2003 and December 31, 2002, the Property had an occupancy percentage of 83% and 82%, respectively.

The Property was acquired by AmeriVest Properties Inc. and subsidiaries (“AmeriVest”) from an unrelated party on September 10, 2003 for $39,000,000, which was paid with $24,750,000 from the assumption of the existing loan from Allstate Life Insurance Company and the balance in cash.  In addition, AmeriVest incurred approximately $315,000 in related acquisition fees and costs.

The accounting records of the Property are maintained on the accrual basis.  The accompanying statements of revenue and certain expenses were prepared pursuant to the rules and regulations of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of the Property.

The Company recognizes revenue from tenant leases on the straight-line method over the life of the related lease.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Interim Information (unaudited)

In the opinion of the management of AmeriVest, the unaudited interim information as of June 30, 2003 included herein contains all adjustments necessary, which are of a normal recurring nature, to present fairly the revenue and certain expenses for the six months ended June 30, 2003.  Results of interim periods are not necessarily indicative of results to be expected for the year.  Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

NOTE 2 - OPERATING LEASES

The Property’s revenue is obtained from tenant rental payments as provided for under non-cancelable operating leases, many of which are renewable.

Future minimum lease payments due under these leases, excluding tenant reimbursements of operating expenses, as of December 31, 2002, are as follows:

Year Ending December 31:
2003	$5,117,646
2004	4,859,006
2005	3,944,389
2006	3,199,689
2007	2,111,496
Thereafter	3,453,753
$22,685,979

Tenant reimbursements of operating expenses are included in other revenue on the accompanying statements of revenue and certain expenses.

The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2002, along with the corresponding percentage of the rental revenues for the six months ended June 30, 2003 and the future minimum revenues above:

Tenant	Percentage of rental revenue for the year ended December 31, 2003	Percentage of rental revenue for the six months ended June 30, 2003	Percentage of future minimum revenues
A	18.0%	18.6%	11.0%

Tenant A is a health insurance company.  Tenant A’s lease is scheduled to expire on April 30, 2005.

AMERIVEST PROPERTIES INC.

PRO FORMA FINANCIAL INFORMATION

(unaudited)

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of AmeriVest as of June 30, 2003, as adjusted for the acquisition of Financial Plaza, as if the transaction had occurred on June 30, 2003.

The accompanying unaudited pro forma consolidated statements of operations for the six months ended June 30, 2003 and the year ended December 31, 2002 combine the historical operations of AmeriVest with the historical operations of Financial Plaza as if the transaction had occurred on January 1, 2002.

The unaudited pro forma consolidated financial statements have been prepared by AmeriVest’s management based upon the historical financial statements of AmeriVest and Financial Plaza.  These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.  The pro forma financial statements and notes thereto should be read in conjunction with the historical financial statements included in AmeriVest’s previous filings with the Securities and Exchange Commission.

AMERIVEST PROPERTIES INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

JUNE 30, 2003

(unaudited)

AmeriVest (Historical)

Acquisition of Financial Plaza

Pro Forma Combined

ASSETS
Investment in Real Estate
Land	$22,918,563	$2,920,000	(b)	$25,838,563
Building and improvements	139,251,555	30,132,479	(b)	169,384,034
Furniture, fixtures and equipment	573,734	—		573,734
Tenant improvements	3,635,556	—		3,635,556
Tenant leasing commissions	753,873	—		753,873
Other intangible assets	2,548,643	6,262,521	(b)	8,811,164
Less: accumulated depreciation and amortization	(8,761,430)	—		(8,761,430)
Net Investment in Real Estate	160,920,494	39,315,000		200,235,494

Cash and cash equivalents	8,456,888	(4,998,229	)(a)	3,458,659
Escrow deposits	3,312,773	730,695	(b)	4,043,468
Investment in unconsolidated affiliate	1,395,071	—		1,395,071
Due from related party	3,371,526	—		3,371,526
Due from unconsolidated affiliate	165,056	—		165,056
Accounts receivable	292,298	—		292,298
Deferred rent receivable	970,034	—		970,034
Deferred financing costs, net	1,340,972	280,500	(c)	1,621,472
Prepaid expenses, escrows and other assets	992,760	—		992,760
Total Assets	$181,217,872	$35,327,966		$216,545,838

LIABILITIES
Mortgage loans and notes payable	$97,891,676	$34,750,000	(c)	$132,641,676
Accounts payable and accrued expenses	2,232,470	—		2,232,470
Accrued real estate taxes	1,667,951	389,091	(b)	2,057,042
Prepaid rents and security deposits	1,681,981	188,875	(b)	1,870,856
Dividends payable	2,255,247	—		2,255,247
Total Liabilities	105,729,325	35,327,966		141,057,291

STOCKHOLDERS’ EQUITY
Common stock	17,348	—		17,348
Capital in excess of par value	91,294,828	—		91,294,828
Distributions in excess of accumulated earnings	(15,823,629)	—		(15,823,629)
Total Stockholders’ Equity	75,488,547	—		75,488,547
Total Liabilities and Stockholders’ Equity	$181,217,872	$35,327,966		$216,545,838

See notes to the pro forma consolidated financial statements.

AMERIVEST PROPERTIES INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2003

(unaudited)

	Historical

AmeriVest

Financial Plaza

Pro Forma Adjustments

Pro Forma Combined

REAL ESTATE OPERATING REVENUE
Rental revenue	$13,762,245	$2,938,815	$—		$16,701,060

REAL ESTATE OPERATING EXPENSES
Property Operating Expenses
Operating expenses	3,397,293	912,481	—		4,309,774
Real estate taxes	1,555,403	389,091	—		1,944,494
Management fees	86,374	91,862	(91,862	)(d)	86,374
General and administrative expenses	1,579,853	—	—		1,579,853
Impairment of investment in real estate	1,465,932	—	—		1,465,932
Interest expense	3,568,177	—	654,020	(e)	4,222,197
Depreciation and amortization expense	2,808,139	—	1,309,252	(f)	4,117,391
	14,461,171	1,393,434	1,871,410		17,726,015

OTHER INCOME/LOSS
Interest income	17,753	—	—		17,753
Equity in loss of unconsolidated affiliate	(23,914)	—	—		(23,914)
	(6,161)	—	—		(6,161)

NET (LOSS)/INCOME	$(705,087)	$1,545,381	$(1,871,410)		$(1,031,116)

LOSS PER SHARE
Basic	$(0.06)				$(0.09)
Diluted	$(0.06)				$(0.09)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	11,958,053				11,958,053
Diluted	11,958,053				11,958,053

See notes to the pro forma consolidated financial statements.

AMERIVEST PROPERTIES INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2002

(unaudited)

	Historical

AmeriVest

Financial Plaza

Pro Forma Adjustments

Pro Forma Combined

REAL ESTATE OPERATING REVENUE
Rental revenue	$16,385,965	$5,841,315	$—		$22,227,280

REAL ESTATE OPERATING EXPENSES
Property Operating Expenses
Operating expenses	3,935,774	1,773,362	—		5,709,136
Real estate taxes	1,628,455	770,201	—		2,398,656
Management fees	173,011	152,835	(152,835	)(d)	173,011
General and administrative expenses	1,755,104	—	—		1,755,104
Advisory and capital project fees	1,367,380	—	—		1,367,380
Impairment of investment in real estate	275,000	—	—		275,000
Interest expense	4,144,231	—	1,327,717	(e)	5,471,948
Depreciation and amortization expense	3,362,508	—	2,618,504	(f)	5,981,012
	16,641,463	2,696,398	3,793,386		23,131,247

OTHER INCOME/(LOSS)
Interest income	164,519	—	—		164,519
Equity in loss of unconsolidated affiliate	(66,295)	—	—		(66,295)
	98,224	—	—		98,224

NET (LOSS)/INCOME	$(157,274)	$3,144,917	$(3,793,386)		$(805,743)

LOSS PER SHARE
Basic	$(0.02)				$(0.09)
Diluted	$(0.02)				$(0.09)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	9,341,608				9,341,608
Diluted	9,341,608				9,341,608

See notes to the pro forma consolidated financial statements.

AMERIVEST PROPERTIES INC.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited pro forma consolidated financial statements are presented to reflect the acquisition of Financial Plaza by AmeriVest.

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of AmeriVest as of June 30, 2003 as adjusted for the acquisition of Financial Plaza as if the transaction had occurred on June 30, 2003.

The accompanying unaudited pro forma consolidated statements of operations for the six months ended June 30, 2003 and the year ended December 31, 2002 combine the historical operations of AmeriVest with the historical operations of Financial Plaza as if the transaction had occurred on January 1, 2002.

These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.

NOTE 2 - PRO FORMA ADJUSTMENTS

The unaudited pro forma consolidated financial statements reflect the following pro forma adjustments:

(a) The net cash paid for Financial Plaza consists of the following:

Purchase price	$39,000,000
Estimated acquisition costs	315,000
Escrow deposits	730,695
Loan origination fees	280,500
Less: Allstate loan	(24,750,000)
Less: Fleet loan	(10,000,000)
Less: credit for accrued real estate taxes	(389,091)
Less: credit for security deposits	(188,875)
Cash paid	$4,998,229

(b) The purchase price of the property was allocated to land, building and improvements and other intangible assets and associated liabilities in accordance with Statement of Financial Accounting Standards No. 141 “Business Combinations.”

(c) The loan in the amount of $24,750,000 from Allstate Life Insurance Company bears interest at 5.25%, due in monthly installments of principal and interest of $148,314, with the outstanding principal and accrued interest due on October 5, 2010.  This loan may be prepaid after March 5, 2007 subject to a prepayment penalty as defined in the mortgage note.  AmeriVest paid a 1.00% loan origination fee, plus additional loan costs, which have been capitalized and are being amortized over the life of the loan, which approximates the effective interest method.

The Fleet loan, in the amount of $10,000,000, represents a draw on a $42,000,000 revolving credit facility from Fleet National Bank.  During June 2003, the Company used $24,957,660 of the proceeds from its June 2003 common stock offering to repay a portion of the outstanding balance on this revolving line of credit.  This left an outstanding balance of $15,400,000 at June 30, 2003 with $26,600,000 of availability.  Outstanding balances on this facility bear interest at LIBOR plus 275 basis points, due in monthly installments of interest only, with the principal and accrued interest due on November 12, 2005.  This loan may be prepaid at any time without penalty.

(d) Due to the Company being internally managed, there would be no management fee expense.

(e) Interest expense to be recognized related to the mortgage loan.  Includes loan interest at 5.25% and the amortization of the loan origination fee.

(f) Depreciation and amortization expense calculated assuming a 40-year useful life for the building, a 20-year useful life for the parking garage and land improvements and a 43-month useful life for the other intangible assets.

NOTE 3 - LOSS PER SHARE

Pro forma loss per share for the six months ended June 30, 2003 and the year ended December 31, 2002 is computed based on the weighted average number of common shares outstanding during the periods presented.  For the six months ended June 30, 2003 and the year ended December 31, 2002, 581,650 and 1,039,650, respectively, of our stock options and warrants were excluded from the calculation of diluted earnings per share as their effect would have been anti-dilutive.

AMERIVEST PROPERTIES INC.

STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS

AND CASH TO BE MADE AVAILABLE BY OPERATIONS

BASED UPON THE YEAR ENDED DECEMBER 31, 2002

(unaudited)

The following represents an estimate of the taxable operating results and cash to be made available by operations expected to be generated by AmeriVest (including the operations of Financial Plaza) based upon the pro forma consolidated statement of operations for the year ended December 31, 2002.  These estimated results do not purport to represent results of operations for these properties in the future and were prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.

Revenue	$21,419,286

Expenses
Operating expenses	5,709,136
Real estate taxes	2,398,656
Management fees	173,011
General and administrative expenses	1,755,104
Advisory and capital project fees	1,367,380
Interest expense	5,471,948
Depreciation and amortization expense	3,078,876
Total expenses	19,954,111

Estimated Taxable Operating Income	1,465,175

Add: Depreciation and amortization expense	3,078,876

Estimated Cash to be Made Available by Operations	$4,544,051

AMERIVEST PROPERTIES INC.

NOTE TO STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS

AND CASH TO BE MADE AVAILABLE BY OPERATIONS

(unaudited)

NOTE 1 - BASIS OF PRESENTATION

Depreciation has been estimated based upon an allocation of the purchase price of Financial Plaza to land (7%) and building (93%) and assuming (for tax purposes) a 39-year useful life applied on a straight-line method.

No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust (“REIT”) under the provisions of the Internal Revenue Code (the “Code”).  Accordingly, the Company generally will not pay Federal income taxes provided that distributions to its stockholders equal at least the amount of its REIT taxable income as defined under the Code.